UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2020

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events.
Extension for Filing of Form 10-Q
The ongoing COVID-19 pandemic has caused disruptions in the day-to-day activities of Ellington Financial Inc. (the "Company"), including requiring the Company’s financial reporting staff to work from home. These circumstances have slowed the Company’s quarterly financial reporting process, including the preparation and validation of certain quarter-end financial supporting schedules required by Form 10-Q. This in turn has caused and will continue to cause delays in the Company’s ability to complete its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the "Form 10-Q"). As a result, as previously discussed on the earnings conference call of the Company on May 8, 2020, the Company will be relying on the SEC’s Order under Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465), to delay the filing of the Form 10-Q. The Company expects to file the Form 10-Q on or around May 22, 2020, and in any event, no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.
Risk Factor Update
The Company is supplementing the risk factors described under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) with the additional risk factors set forth below. These supplemental risk factors should be read in conjunction with the other risk factors described in the Form 10-K.
The recent global outbreak of the coronavirus ("COVID-19") pandemic has adversely affected, and will likely continue to adversely affect, our business, financial condition, liquidity, and results of operations.
The COVID-19 pandemic has negatively affected our business, and we believe that it may continue to do so. This pandemic has caused significant volatility and disruption in the financial markets both globally and in the United States. If COVID-19 continues to spread, efforts to contain COVID-19 are unsuccessful, or the United States experiences another highly infectious or contagious disease in the future, our business, financial condition, liquidity, and results of operations could be materially and adversely affected. The ultimate severity and duration of such effects will depend on future developments that are highly uncertain and difficult to predict, including the geographic spread of the disease, the overall severity of the disease, the duration of the outbreak, the measures that may be taken by various governmental authorities in response to the outbreak (such as quarantines and travel restrictions) and the possible further impacts on the national and global economies. The continued spread of COVID-19, or an outbreak of another highly infectious or contagious disease in the future, could also negatively impact the availability of key personnel necessary to conduct our business.
Moreover, certain actions taken by U.S. or other governmental authorities that are intended to ameliorate the macroeconomic effects of the COVID-19 pandemic or an outbreak due to another highly infectious or contagious disease in the future could harm our business. Any significant decrease in economic activity or resulting decline in the markets in which we invest could also have an adverse effect on our investments in our targeted assets.
The COVID-19 pandemic and certain of the actions taken to reduce the spread of the disease, based on governmental mandates and recommendations, including restrictions on travel, restrictions on the ability of individuals to assemble in groups, and restrictions on the ability of certain businesses to operate have resulted in lost business revenue, rapid and significant increases in unemployment, and changes in consumer behavior, all of which have materially and adversely affected the economy. As a result, borrowers have experienced difficulties meeting their obligations, become unemployed, and sought to forebear payment on or refinance their loans for lower rates, which has increased delinquencies and losses on our loans and otherwise adversely affected our results of operations. Future outbreaks involving other highly infectious or contagious diseases could have similar adverse effects.
Our inability to access funding, or to access funding on terms that we believe are reasonable or attractive, particularly as a result of ongoing market dislocations resulting from the COVID-19 pandemic or as a result of other future outbreaks involving other highly infectious or contagious diseases, could have a material adverse effect on our financial condition.
Our ability to fund our operations, meet financial obligations, and finance targeted asset acquisitions may be impacted by an inability to secure and maintain our financing through repurchase agreements or other borrowings with our counterparties. Because repurchase agreements are short-term commitments of capital, lenders may respond to adverse market conditions in a manner that makes it more difficult for us to renew or replace on a continuous basis our maturing short-term borrowings and have, and may continue to, impose more onerous conditions when rolling such repurchase agreements. If we are not able to renew our existing repurchase agreements or other borrowings, or arrange for new financing on terms acceptable to us, or if we default on our financial covenants (including those on our repurchase agreements, other borrowings, and our senior notes), are otherwise unable to access funds under our financing arrangements, or if we are required to post more collateral or face larger haircuts, we may have to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses, and may also force us to curtail our asset acquisition activities. If we are subject to a larger haircut in order to roll a repurchase agreement or other borrowing with a particular counterparty then we would be required to post additional margin. Similarly, if we were to move a financing from one counterparty to another that was subject to a larger haircut we would have to repay more cash to the original repurchase agreement counterparty than we would be able to borrow from the new repurchase agreement counterparty. In each of these cases we could be required to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses.
In addition, if there is a contraction in the overall availability of financing for our assets, including if the regulatory capital requirements imposed on our lenders change, our lenders may significantly increase the cost of the financing that they provide to us, or increase the amounts of collateral they require as a condition to providing us with financing. Our lenders also have revised, and may continue to revise, their eligibility requirements for the types of assets that they are willing to finance or the terms of such financing arrangements, including increased haircuts and requiring additional cash collateral, based on, among other factors, the regulatory environment and their management of actual and perceived risk, particularly with respect to assignee liability. Moreover, the amount of financing that we receive under our financing agreements will be directly related to our lenders’ valuation of the financed assets subject to such agreements. Typically, the master repurchase agreements that govern our borrowings under repurchase agreements grant the lender the right to reevaluate the fair market value of the financed assets subject to such repurchase agreements at any time. If a lender determines that the value of the financed assets has decreased, it will generally initiate a margin call. In such cases, a lender's valuations of the financed assets may be different than the values that we ascribe to these assets and may be influenced by recent asset sales at distressed levels by forced sellers. A valid margin call requires us to transfer additional cash or qualifying assets to a lender without any advance of funds from the lender for such transfer or to repay a portion of the outstanding borrowings. Even if we were to dispute the validity of a margin call from a lender, such lender will have possession of the financed assets, and might still decide to exercise its contractual remedies. We would also be required to post additional collateral to our lenders if haircuts were to increase for our repurchase agreements. In any of these situations, we could be forced to sell assets at significantly depressed prices to meet such margin calls or increased haircut requirements, and to maintain adequate liquidity, which could cause us significant losses.
Significant margin calls and/or increased repo haircuts could have a material adverse effect on our results of operations, financial condition, business, liquidity, and ability to make distributions to our stockholders, and could cause the value of our capital stock to decline. In recent weeks, we have observed that many of our financing agreement counterparties have assigned lower valuations to certain of our assets, resulting in us having to pay cash or transfer additional securities to satisfy margin calls, which have been higher than historical levels. In addition, we have also experienced an increase in haircuts on repurchase agreements that we have rolled. A sufficiently deep and/or rapid increase in margin calls or haircuts would have an adverse impact on our liquidity and could lead to significant losses or, in the worst case, our insolvency.
We cannot predict the effect that government policies, laws, and plans adopted in response to the COVID-19 pandemic or other future outbreaks involving highly infectious or contagious diseases and resulting recessionary economic conditions will have on us.
Governments have adopted, and we expect will continue to adopt, policies, laws, and plans intended to address the COVID-19 pandemic and adverse developments in the credit, financial, and mortgage markets that it has caused. We cannot assure you that these programs will be effective, sufficient, or otherwise have a positive impact on our business.
The declaration, amount, nature, and payment of future dividends on our common and preferred stock are subject to uncertainty due to current market conditions, including those resulting from the COVID-19 pandemic, and future outbreaks involving other highly infectious or contagious diseases may result in similar uncertainty and market disruption.
The declaration, amount, nature, and payment of any future dividends on shares of our common and preferred stock are at the sole discretion of our Board of Directors. It is possible that we may not be able to pay dividends or other distributions on shares of our common stock or on shares of our 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.001 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”). Under Delaware law, cash dividends on capital stock may only be paid from “surplus” or, if there is no “surplus,” from the corporation’s net profits for the then-current or the preceding fiscal year. Unless we operate profitably, our ability to pay cash dividends on shares of our common stock and on shares of our Series A Preferred Stock would require the availability of adequate “surplus,” which is defined as the excess, if any, of our net assets (total assets less total liabilities) over our capital. Further, even if an adequate surplus is available to pay cash dividends on shares of our common stock or on shares of our Series A Preferred Stock, we may not have sufficient cash to pay dividends on shares of our common stock or shares of our Series A Preferred Stock. In addition, in order to preserve our liquidity, our Board of Directors may declare all or any portion of a dividend to be payable in stock, may delay the record date or payment date for any previously declared, but unpaid, dividend, convert a previously declared, but unpaid, cash dividend on our common stock to a dividend paid partially or completely in stock, or even revoke a declared, but unpaid, dividend.
Our ability to pay dividends may be impaired if any of the risks described in the Form 10-K, or any of our other periodic or current reports filed with the SEC, were to occur. In addition, payment of dividends depends upon our earnings, liquidity, financial condition, the REIT distribution requirements, our financial covenants, and other factors that our Board of Directors may deem relevant from time to time. We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings or other capital will be available to us in an amount sufficient to enable us to make distributions on our shares of common stock and our shares of Series A Preferred Stock, to pay our indebtedness, or to fund other liquidity needs. Our Board of Directors will continue to assess our common stock dividend rate and our preferred stock dividend payment schedule on an ongoing basis, as market conditions and our financial position continue to evolve. Our Board of Directors is under no obligation to declare any dividend distribution. We cannot assure you that we will achieve results that will allow us to pay a specified level of dividends or to increase dividends from one period to the next.
The economic and market disruptions caused by the COVID-19 pandemic or by future outbreaks involving other highly infectious or contagious diseases are likely to adversely impact the financial condition of borrowers underlying our residential mortgage loan investments, commercial mortgage loan investments, consumer loan investments, and corporate loan investments and limit our ability to grow our business.
We are subject to risks related to residential mortgage loans, commercial mortgage loans, and consumer loans. Over the near and long term, the economic and market disruptions caused by the COVID-19 pandemic are likely to adversely impact the financial condition of borrowers underlying our residential mortgage loan investments, commercial mortgage loan investments, and consumer loan investments. As a result, we anticipate that the number of borrowers who become delinquent, request forbearance on, or default on their loans may increase significantly. Such increased levels of payment delinquencies, forbearances, defaults, foreclosures, or losses would adversely affect our business, financial condition, and results of operations, and our ability to pay dividends to our stockholders. When a residential or commercial mortgage loan that we own is delinquent, or in default, forbearance or foreclosure, we may be required to advance payments for taxes, insurance, and/or capital expenditures associated with the underlying property to protect our interest in the loan collateral when we might otherwise use the cash to invest in our targeted assets or reduce our financings. In addition, to the extent current conditions persist or worsen, real estate values may decline, which would likely reduce the level of new mortgage and other real estate-related loan originations. Furthermore, if current conditions persist or worsen, consumer loan originations may decline as well. Such reductions in origination activity would adversely affect our ability to grow our business and fully execute our investment strategy and could decrease our earnings and liquidity. Future outbreaks involving other highly infectious or contagious diseases could have similar adverse effects.
We are also subject to risks related to corporate loans, including corporate loans that underlie our CLO investments and certain corporate loans that we own directly. Over the near and long term, the economic and market disruptions caused by the COVID-19 pandemic are likely to adversely impact the financial condition of corporate borrowers. As a result, we anticipate that the number of corporate borrowers who become delinquent or declare bankruptcy may increase significantly. Any future period of payment delinquencies and bankruptcies of corporate borrowers is likely to adversely affect our business, financial condition and results of operations, and ability to pay dividends to our stockholders. Future outbreaks involving other highly infectious or contagious diseases could have similar adverse effects.
Market disruptions caused by COVID-19 may make it more difficult for the loan servicers we rely on to perform a variety of services for us, which may adversely impact our business and financial results.
In connection with our investments in residential mortgage loans, commercial mortgage loans, and consumer loans, we rely on third-party service providers, principally loan servicers, to perform a variety of services, comply with applicable laws and regulations, and carry out contractual covenants and terms. For example, we rely on the mortgage servicers who service our residential mortgage loans and commercial mortgage loans to, among other things, collect principal and interest payments on such loans and perform loss mitigation services, such as forbearance, workouts, modifications, foreclosures, short sales and sales of foreclosed property. Over the near and long term, we expect that the economic and market disruptions caused by COVID-19 will adversely impact the financial condition of many of the borrowers underlying our residential mortgage loan investments, commercial mortgage loan investments, and consumer loan investments. As a result, we anticipate that the number of borrowers who request a payment deferral or forbearance arrangement or become delinquent or default on their financial obligations may increase significantly, and such increase may place greater stress on the servicers’ finances and human capital, which may make it more difficult for those servicers to service our loans successfully. In addition, many loan servicing activities are not permitted to be done through a remote work setting. To the extent that shelter-in-place orders and remote work arrangements for non-essential businesses continue in the future, loan servicers may be materially adversely impacted. As a result, we could be materially and adversely affected if a mortgage servicer is unable to adequately or successfully service our residential mortgage loans, commercial mortgage loans, and consumer loans or if any such servicer experiences financial distress.
Our investments in loan originators are likely to be adversely affected by the economic and market disruptions caused by the COVID-19 pandemic.

We have non-controlling equity interests in certain loan originators. The economic and market disruptions caused by the COVID-19 pandemic are likely to adversely impact over the near term, and may adversely impact over the long term, the business and results of operations of these entities, which in turn, could adversely impact our business and results of operations. Future outbreaks involving other highly infectious or contagious diseases could have similar adverse effects.
Market and economic disruptions caused by the COVID-19 pandemic have made it more difficult for us to determine the fair value of our investments.
Market-based inputs are generally the preferred source of values for purposes of measuring the fair value of our assets under U.S. GAAP. However, the markets for our investments have and continue to experience extreme volatility, reduced transaction volume and liquidity, and disruption as a result of the COVID-19 pandemic, which has made it more difficult for us, and for the providers of third-party valuations that we use, to rely on market-based inputs in connection with the valuation of our assets under U.S. GAAP. Furthermore, in determining the fair value of our assets, management uses proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates, default rates and loss severities. These assumptions might be especially difficult to project accurately during periods of economic disruption. The fair value of certain of our investments may fluctuate over short periods of time, and our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The value of our common and preferred stock and our results of operations could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon their disposal.
Measures intended to prevent the spread of COVID-19 have disrupted our ability to operate our business.
In response to the outbreak of COVID-19 and the federal and state mandates implemented to control its spread, the vast majority of Ellington's personnel, as well as the third-party service providers that provide services to us, are working remotely. If these personnel are unable to work effectively as a result of the COVID-19 pandemic, including because of illness, quarantines, office closures, ineffective remote work arrangements, or technology failures or limitations, our operations would be adversely impacted. Further, remote work arrangements may increase the risk of cybersecurity incidents and cyber-attacks on us or our third-party service providers, which could have a material adverse effect on our business and results of operations, due to, among other things, the loss of investor or proprietary data, interruptions or delays in the operation of our business, and damage to our reputation.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "anticipate," "estimate," "will," "should," "may," "expect," "project," "believe," "intend," "seek," "plan" and similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include the expected date of the Company’s filing of the Form 10-Q. Our results can fluctuate from month to month depending on a variety of factors, some of which are beyond our control and/or are difficult to predict, including, without limitation, changes in interest rates, changes in mortgage default rates and prepayment rates, and other changes in market conditions and economic trends, including changes resulting from the economic effects related to the COVID-19 pandemic, and associated responses to the pandemic. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described above and under Item 1A of the Form 10-K, which can be accessed through the link to our SEC filings under "For Our Shareholders" on our website (www.ellingtonfinancial.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Dated: May 11, 2020	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer